Exhibit 10.18

AMENDMENT NO. 1 TO INTERCOMPANY TRADEMARK LICENSE AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of December 31, 2025, is by and between PrimeGen Biotech LLC (“Licensor”) and PrimeGen US, Inc. (“Licensee”).

WHEREAS, the Parties entered into that certain Intercompany Trademark License Agreement dated as of January 1, 2025 (the “Agreement”); and

WHEREAS, the Parties desire to extend the Term of the Agreement.

NOW, THEREFORE, the Parties agree as follows:

1. Term Extension. Section 7.1 of the Agreement is hereby amended to extend the Term through December 31, 2026.

2. Payment. Within six (6) months of the date of this Amendment, Licensee shall pay to Licensor a one-time flat fee royalty of One Hundred Dollars ($100) for the extended Term.

3. Effect. Except as expressly modified herein, all terms and conditions of the Agreement remain in full force and effect.

4. Governing Law. This Amendment is governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

LICENSOR:		LICENSEE:

PRIMEGEN BIOTECH LLC		PRIMEGEN US, INC.

By:		By:
Name:	Daniel Chiu	Name:	Wai Szeto
Title:	Manager	Title:	Co-CEO